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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 12, 2007
                        (Date of earliest event reported)

             UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II (Exact name of registrant as specified in its charter)

         Michigan                      ____________               38-2702802
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

               280 Daines Street, Suite 300, Birmingham, MI 48009
               (Address of principal executive offices) (Zip Code)

                                  248-645-9220
               Registrant's telephone number, including area code

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 MATERIAL DEFINITIVE AGREEMENT

As described in Form 8-K dated January 17, 2007, Uniprop Manufactured Housing Communities Income Fund II (the "Fund") owns and operates nine manufactured housing communities located in Michigan, Nevada, Florida and Minnesota. As of January 17, 2007, the Fund had entered into a Contract for Sale and Purchase of Real and Personal Property with Nelson C. Steiner for the sale of the Paradise Village community located in Tampa, Florida. As allowed under the contract, Mr. Steiner terminated the contract prior to the expiration of the investigation period. Mr. Steiner has no further obligations of any kind to the Fund and has satisfied all the conditions for return of the earnest money deposit.

Effective March 12, 2007, the Fund has entered into a new Contract for Sale and Purchase of Real and Personal Property with a private buyer. This Contract contains a 35 day Due Diligence period for the Buyer to make investigations into the physical and economic status of the property. At any time prior to the expiration of the Due Diligence period, the Buyer may terminate the contract. If the Buyer does not terminate the contract, the Buyer must deposit a $500,000 non-refundable deposit with the Escrow Agent. The Buyer then shall have 30 days after expiration of the Due Diligence period to close on the transaction.

While the Fund's management believes that the buyer is financially capable of completing the proposed transaction and intends to consummate the purchase, there can be no assurance that the closing will occur on schedule or at all.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNIPROP MANUFACTURED HOUSING
                                        COMMUNITIES INCOME FUND II
                                        (Registrant)

Dated: March 13, 2007

                                        By: Genesis Associates Limited
                                            Partnership, General Partner


                                        By: /s/ Joel Schwartz
                                            ------------------------------------
                                            Joel Schwartz, Principal
                                            Financial Officer